                               ERNST WORLD FUNDS


                       ERNST GLOBAL ASSET ALLOCATION FUND

                                ERNST ASIA FUND

                          ERNST GLOBAL RESOURCES FUND



                           [LOGO ERNST WORLD FUNDS]



                                ERNST & COMPANY
                               INVESTMENT ADVISER



                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                               SEPTEMBER 30, 1996

Report From National Mutual Funds Management
                                           Ernst Global Asset Allocation Fund/1/
--------------------------------------------------------------------------------

Dear Shareholders:

The Global Asset Allocation Fund commenced operations on July 2, 1996 and reached full investment in early August. For the period from commencement of operations to September 30, 1996 the Fund gained 1.4%/2/ (excluding sales charges) as compared with 2.2% for a composite total return based on a 60% allocation to the Morgan Stanley Capital International World Free Index/3/ and a 40% allocation to the Lipper Global Government Bond Index/4/.

PORTFOLIO COMPOSITION

At September 30, 1996, the Fund was allocated approximately 57% to equities and 38% to U.S. Government bonds. The remaining 1% was invested in short-term investments. The equity exposure is currently achieved through investments in futures on the major market indices in the U.S., Asia and Europe. Over the next three months the Fund will begin to purchase direct equity holdings. The composition of the Fund as of September 30, 1996 is presented below/5/:

U.S. Government Bonds..............................................        37.8%
Equities:
 U.S...............................................................  13.4
 Japan.............................................................   8.5
 France............................................................   9.7
 Germany...........................................................  10.2
 Hong Kong.........................................................  14.9
                                                                     ----
Total Equities.....................................................        56.7
Short-Term Investments.............................................         5.5
                                                                          -----
Total..............................................................       100.0%
                                                                          =====

Our view of the major world economies is presented below along with commentary on the international bond and equities markets.

ECONOMIC OVERVIEW

Our view of the world economies is based on several fundamental conditions which appear to be in operation. Our beliefs are summarized as follows:

Desynchronized growth is here to stay.--The U.S. economy is decelerating while Japan returns to trend growth. Europe will recover through 1997 while world industrial production is unlikely to mount a significant upswing in 1997.

Inflation is not a problem.--Inflation in the G5 countries will remain less than 2.5% over the next 18 months. Rising Japanese inflation will be offset by declines in the U.S., and European inflation should be steady.

Trade account improvement to consolidate.--We do not expect the U.S. and Japanese trade accounts to improve further in 1997.

Monetary policy is unlikely to be tightened significantly.--Tighter fiscal policy and low inflation will mitigate rate rises over 1997.

European Monetary Union (EMU) will go ahead on time.--Our growth projections will allow sufficient fiscal consolidation to allow a core of EMU partners.

Considering these fundamental factors we believe the U.S. is likely to slow into the first half of 1997. There is the possibility of monetary easing as inflation in the U.S. declines next year. The Japanese recovery is both broad based and growing in momentum. Rising business investment in Japan should offset fiscal cuts in the second half of 1996. Inflation is back and as a result interest rates of 0.5% are unsustainable. The call rate in Japan should rise this year and the overnight discount rate should rise by the middle of next year. Europe should commence recovery despite tightening fiscal policy. Inflation will remain low in Europe while interest rates have bottomed, except possibly in the United Kingdom (UK).

INTERNATIONAL BOND MARKETS

The U.S. bond market will, as always, be a key driver for the other major markets in coming months. The U.S. market will in turn be driven by interest rate

--------------------------------------------------------------------------------

Report From National Mutual Funds Management  Ernst Global Asset Allocation Fund
--------------------------------------------------------------------------------

expectations associated with the pace of growth and inflation. At the moment it looks as if the bond market is pricing no more than 50 basis points of tightening in coming months. This is at odds with our expectations of an easing of rates into 1997. Central to our expectation is a slower economy and no rise in inflation. We will be watching key growth indicators such as the report of the National Association of Purchasing Managers, the regional survey of the Federal Reserve Bank of Philadelphia and the unemployment rate as well as the Producer Price Index and Consumer Price Index. If our forecasts are correct, the magnitude of adjustment in the market's interest rate expectations would be large enough to produce a major bond rally.

In Europe, the markets had thought the recent 0.30% repo cut in Germany would be the last reduction in this cycle. However, doubts are now being cast on this and sentiment is growing for the possibility of further cuts. Our forecasts do not expect this and are more bearish than the market. However, the impact of the U.S. rally would pull the European and UK markets with it. There are some expectations of another possible rate cut in the UK, but if this happened the market could take it badly. We do not expect another cut.

In Japan, the market's expectations about eventual interest rate increases are too sanguine in our view and we see this market as vulnerable to a significant sell-off. It is our least preferred market.

INTERNATIONAL EQUITY MARKETS

Our preferred international equity position is to overweight Asia and Europe and underweight Japan and the U.S. Asia is expected to benefit from an easing of monetary policy both domestically and in the U.S. Valuations are in the neutral zone and if the U.S. bond rally eventuates the markets will benefit. Europe is attractive as growth is expected to pick up, monetary policy will remain easy and valuations are supportive. Japan and the U.S. are both higher risk markets. Japan can come under pressure if either growth is sluggish or growth is in line but monetary policy is tightened. The U.S. market is likely to move higher on our core scenario of moderating growth and stable inflation. However, valuations are above fair and if interest rates rise the U.S. market will struggle.

SUMMARY

During the first quarter of operations, the Fund gradually invested the net assets to achieve the target asset allocation. Our methodology involves an active process which results in periodic adjustment of investment allocation as part of the management of the Fund. We continue to review our allocations with regard to changes in economic, market and political dynamics.

Respectfully,

/s/ Richard Greenfield

Richard Greenfield
National Mutual Funds Management (Global), Ltd. Melbourne, Australia

October 22, 1996
------
/1/International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.

/2/Total return with the maximum 5.50% sales charge was (4.2%). Past performance is not predictive of future results.

/3/The Morgan Stanley Capital International World Free Index is an unmanaged index that measures performance of twenty-two global stock markets.

/4/The Lipper Global Government Bond Index measures the performance of the 30 largest funds in this category.

/5/The composition of the Fund's holdings is subject to change.

--------------------------------------------------------------------------------
                                      -2-

Report From Koeneman Capital Management                       Ernst Asia Fund/1/
--------------------------------------------------------------------------------

Dear Shareholders:

In our report to the Board in May 1996, we sounded a note of caution on the Asian markets, based on a rise in U.S. interest rates in the first quarter of this year. Our outlook was correct as Asian markets experienced an overall decline in the past six months. The Ernst Asia Fund declined 2.3%/2/ (excluding sales charges) as compared with losses of 0.9% for the Morningstar Weighted Average Return of International/Pacific Funds/3/ (Morningstar Average) and 4.0% for the Morgan Stanley Capital International All Country Far East Free Index/4/ (MSCI Index) in the six months ended September 30, 1996. For the quarter ended September 30, 1996 the Fund declined by 0.8%/2/ (excluding sales charges), as compared with greater losses for both the Morningstar Average of 2.5% and the MSCI Index of 4.6%.

Our cautious approach caused us to begin raising cash levels in the portfolio. In July, 1996, cash levels reached 40% of the portfolio, reflecting our bearish stance. In the month of July, the Asia ex-Japan markets fell by 8% justifying the bearish position. As investment opportunities arose in subsequent months, we brought the equity weightings from 60% up to 67%. With the further decline in some of the markets, we have brought those weightings to 73% in equities in October 1996.

In addition to concerns over interest rates, the reasons for our caution during the period were the strength of the U.S. dollar, which thanks to the currency links of Asia ex Japan currencies, meant strong Asia ex Japan currencies. This hurt the export oriented Asian economies. At the same time, the electronics sector was undergoing a slow down. While the U.S. dollar and Asia ex Japan currencies continue to be strong, there are signs of a turnaround in electronics. PC shipments are rising, and the book-to-bill ratio has rebounded strongly to 0.99.

The stability to slight softness in U.S. interest rates has been a positive influence on Hong Kong, with the strongest U.S. currency link. However, in some other countries, the response was more muted due to domestic political and economic reasons as discussed below.

Our country by country strategy is outlined below:

Hong Kong--The portfolio benefitted from our full weighting of 23% which we have held in the portfolio since August, 1996. Hong Kong is the main beneficiary of low U.S. interest rates. Hong Kong's earnings cycle is also relatively favorable as its property market is still in a recovery phase. Property is the main earnings driver of the Hong Kong market. We remain positive on the market, but with the 17% rise in the market since the beginning of August, we are trimming our position to 21%.

Japan--We maintained a full weight of 24% in Japan over the period, during which the market essentially remained unchanged. In our last note we stated that either earnings would rise as the economy recovered, or else interest rates would remain low. As it turns out, the latter scenario prevailed as the recovery remained muted. We believe it is a case of paradise postponed, with stronger earnings a matter of time, in the face of very easy monetary policy: short-term interest rates are at 0.5%. We are maintaining our weight in this market.

Taiwan--Last quarter, we raised our Taiwan weight to 15% of the portfolio. The market subsequently rose 5% over the quarter. The fundamentals remain the same: the economy is in a recovery phase with low interest rates prevailing. We are maintaining our weight.

Philippines--We initiated a weight of 3% in the Philippines, which subsequently appreciated by 1.4% We are raising the weight to 4%.

Korea--We initiated a position in Korea which has subsequently been raised to 6.4%. The market remained flat over the period.

--------------------------------------------------------------------------------

Report From Koeneman Capital Management                         Ernst Asia Fund
-------------------------------------------------------------------------------


For the six months ended September 30, 1996, we were cautious on the rest of Asia. Probably the most important investment decision was the avoidance of any weight in Thailand, which declined 11% for the period from August 1, 1996 through September 30, 1996. Thailand is in the midst of a change of government, coinciding with a period of economic slowdown. It needs to break its currency link with the U.S. dollar, so that it can ease interest rates and get its economy going. However, without a strong political leadership, such a dramatic step seems unlikely in the near term. With the market having fallen 26% since the start of the year it is almost at the level that our models would have us move in to some bottom fishing.

The current target weights for the Ernst Asia Fund are as follows/5/:

COUNTRY                                                                 TARGET %
-------                                                                 --------
Hong Kong..............................................................    21%
Indonesia..............................................................    --
Japan..................................................................    25
Korea..................................................................     7
Malaysia...............................................................    --
Philippines............................................................    4
Singapore..............................................................    --
Taiwan.................................................................    15
Thailand...............................................................    --
                                                                          ---
Total Equities.........................................................    72%
                                                                          ===

SUMMARY

We are more optimistic now on the Asian markets, compared to six months ago. Our three concerns were interest rates, the electronics sector, and currency strength. The interest rate outlook appears to have improved, and the electronics sector shows signs of improvement. If the currency situation were to improve, we would become more fully invested. These short-term concerns should be seen against a backdrop of the longer term (3-5 year) outlook for Asia, which remains very bright.

Respectfully,

/s/ Geoffrey E. Wong
Geoffrey E. Wong

/s/ John J. Koeneman
John J. Koeneman
Koeneman Capital Management Pte Ltd.
Singapore

October 22, 1996
------
/1/International/investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.

/2/Total returns with the maximum 4.25% sales charge were (6.5%) and (5.0%), for the six month period and three month period ended September 30, 1996, respectively. Past performance is not predictive of future results.

/3/The Morningstar weighted average return of International/ Pacific Funds measures the performance of over 100 mutual funds with that investment objective.

/4/The Morgan Stanley Capital International All Country Far East Free Index is an unmanaged index that measures performance of the stock markets in eight developed and emerging market countries in the Far East.

/5/The composition of the Fund's holdings is subject to change.

-------------------------------------------------------------------------------

Report From National Mutual Funds Management      Ernst Global Resources Fund/1/
--------------------------------------------------------------------------------

The Ernst Global Resources Fund declined 7.6%/2/ (excluding sales charges) for the six months ended September 30, 1996, as compared with gains of 9.9% for the Morningstar Weighted Average Return for Specialty/Natural Resources Funds (Morningstar Average)/3/ and 3.6% for the Morgan Stanley Capital International World Free Index (MSCI Index)/4/. For the nine months ended September 30, 1996, the Fund returned 0.2% while the Morningstar Average rose 21.2% and the MSCI Index gained 7.3%.

The Fund's performance resulted primarily from our bias to the metals/minerals segment of the world's resource markets. Specifically, there were two factors which led to the Fund's severe price correction in the past six months. In the first instance, world equity markets, in particular the U.S. market became very concerned over the prospects of the Federal Reserve tightening official rates-- the impact upon U.S. equity markets was quite severe. The carryover effect to the Australian market and other "global resource" markets was also negative. The major negative for resources was the perceived doubt about growth prospects, particularly in the U.S., and therefore the relative pricing of resource equity.

The second key performance factor was the "Sumitomo-Copper" situation. The disclosure of a very large long position held by Sumitomo and associated losses, both realized and unrealized, caused an aggressive sell-off in the copper market which had a spill-over effect upon other metal markets and commodity markets. The deterioration within the commodity markets also affected the resource equity prices around the world. The effect upon the copper market saw the copper price fall over 25% in the space of two weeks. The dramatic fall was a true reflection of just how large and unknown the Sumitomo position actually was.

PORTFOLIO COMPOSITION

The following tables provide details of portfolio composition on a sector and individual stock basis at September 30, 1996. However, in the near term we intend to maintain the current sector weightings/5/.

                         TOP TEN EQUITY HOLDINGS AT
   SECTOR BASIS (%)        SEPTEMBER 30, 1996 (%)
   ----------------      --------------------------
Aluminum             20% Freeport McMoran        6.0%
Copper                7  Aluminum Co. of America 5.6
Energy                8  Alcan Aluminum          5.5
Gold                 20  Barrick Gold Corp.      5.2
Lead                 11  Inco, Ltd.              4.9
Diversified Mining       RTZ Corp.               4.8
 Companies           23  Phelps Dodge Corp.      4.7
Nickel                8  Kaiser Aluminum         4.5
                         Savage Resources, Ltd.  4.5
                         Cominco, Ltd.           3.9
                    ---
Total Equities       97%
                    ===

PORTFOLIO OUTLOOK AND SUMMARY

Over the last six months, base metal equities underperformed. Metal and mineral share prices continued to be negatively affected by the Sumitomo copper trading affair and the seasonal weakness in global metal and mineral markets, after the Northern hemisphere summer holiday period.

However, there is now clear evidence of base metal prices "bottoming" and renewed producer buying is commencing as fourth quarter order books start to build. The inventory destocking phase is over and visible stock drawdown from the LME (London Metals Exchange) will materialize over the next three months. The expectation is for an increase in base metal prices before the end of the first quarter 1997, and this should result in rising equity prices.

Increased growth in industrial production will produce stronger metals consumption in 1997 and 1998, which will tighten most metal markets apart from copper which is facing quite large increases in supply. Aluminum and zinc should perform well. Although fabrication demand for gold exceeds mine output, the current low inflation environment and firm U.S. dollar are inhibiting investor interest, and the threat of IMF sales is a near term concern. Because of depressed conditions in both Japanese and European steel industries, the outlook is for maintained 1997 contract prices in iron ore and coking coal. Excess supply will reduce steam coal prices.


--------------------------------------------------------------------------------

Report From National Mutual Funds Management        Ernst Global Resources Fund
-------------------------------------------------------------------------------

Energy related equities performed strongly in the last quarter. Oil prices have far exceeded analysts forecasts, inventory levels in the U.S. have been very low, corporate action has been prominent, the Iraqi/UN/U.S. humanitarian oil sale program has been delayed due to military action within Iraq and as a result energy equity prices have been strong. In the next six months, oil prices are likely to remain firm as a consequence of voluntary U.S. inventory replenishment flowing from the deferment of Iraqi oil-for-food sales.

The Fund is well positioned to benefit from a recovery of the metals/minerals sector of the world's resource markets while continuing to participate in other natural resource segments. While we believe that global resources and refining companies will benefit from the increased industrialization of the world economies which will drive the need for metal and mineral goods, we are currently in the process of some restructuring of the portfolio to take advantage of potential market appreciation in diverse segments of the resource sector. We will continue to monitor developments in world markets and allocate assets based on our view of the opportunities presented.

Respectfully,

/s/Tony Fernie
Tony Fernie
National Mutual Funds Management (Global), Ltd. Melbourne, Australia

October 22, 1996

------
/1/International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.
/2/Total returns with the maximum 4.25% sales charge were (11.49%), (4.09%) and (5.56%) for the six month period ended September 30, 1996, nine month period ended September 30, 1996 and period from commencement of operations (December 11, 1995) to September 30, 1995, respectively. Past performance is not predictive of future results. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date (December 11, 1995). On such instances, and without waiver of fees, total return would have been lower.
/3/The Morningstar weighted average return of Specialty/Natural Resources Funds measures the performance of over 40 mutual funds with that investment objective.
/4/The Morgan Stanley Capital International World Free Index is an unmanaged index that measures performance of twenty-two global stock markets.
/5/The composition of the Fund's holdings is subject to change.

This material is authorized for distribution only when accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing. The Funds are distributed by BISYS Fund Services.

Shares in the Funds involve investment risks. The investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by Ernst & Company, National Mutual Funds Management (Global), Ltd., Koeneman Capital Management Pte Ltd., Singapore or subsidiaries of the above companies. Shares in the Funds are not insured by the Federal Deposit Insurance Corporation.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                      Statements of Assets and Liabilities
                                     Page 8


                            Statements of Operations
                                     Page 9


                      Statements of Changes in Net Assets
                                    Page 10


                       Schedules of Portfolio Investments
                                    Page 11


                         Notes to Financial Statements
                                    Page 17


                              Financial Highlights
                                    Page 24

THE COVENTRY GROUP
ERNST WORLD FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 1996 (UNAUDITED)

                                                                       ERNST
                                          ERNST GLOBAL                 GLOBAL
                                        ASSET ALLOCATION ERNST ASIA  RESOURCES
                                              FUND          FUND        FUND
                                        ---------------- ----------  ----------
               ASSETS:
Investments, at value (cost
 $5,107,156, $5,704,450, and
 $10,141,178, respectively)...........     $5,104,294    $5,886,230  $9,744,469
Interest and dividends receivable.....         37,656         9,305      29,249
Foreign currency......................            --        189,583         --
Receivable for foreign currency
 contract sold........................            --         21,279         --
Reclaim receivable....................            --            --        2,097
Net variation margin on open futures
 contracts............................         16,377           --          --
Unamortized organization costs........         23,979         8,381       8,528
Prepaid expenses and other assets.....          4,654         6,341       4,594
                                           ----------    ----------  ----------
    Total Assets......................      5,186,960     6,121,119   9,788,937
                                           ----------    ----------  ----------
             LIABILITIES:
Payable for investment securities
purchased.............................            --         20,602         --
Accrued expenses and other payables:
  Investment advisory fees............          4,575         4,871       8,125
  Administration fees.................          1,027         1,027       1,027
  Distribution and shareholder service
   fees...............................          1,039         1,218       2,031
  Custodian fees......................          2,918         2,679       2,726
  Printing costs......................          2,465         6,228       7,091
  Accounting and transfer agent fees..          7,357         3,325       2,359
  Legal and audit fees................          9,432           --          --
  Other...............................          1,046           529       1,895
                                           ----------    ----------  ----------
    Total Liabilities.................         29,859        40,479      25,254
                                           ----------    ----------  ----------
             NET ASSETS:
Paid-in capital.......................      5,086,349     5,750,233  10,226,498
Distributions in excess of net
investment income.....................         (4,158)      (58,676)    (11,417)
Net unrealized appreciation
 (depreciation) from investments and
 futures..............................        117,535       254,991    (503,172)
Net unrealized appreciation
 (depreciation) from translation of
 assets and liabilities in foreign
 currencies...........................            --        (53,083)    106,448
Accumulated undistributed net realized
 gains (losses) from investment
 transactions.........................       (48,587)       189,143       5,076
Accumulated undistributed net realized
 gains (losses) from
 foreign currency transactions........          5,962        (1,968)    (59,750)
                                           ----------    ----------  ----------
    Net Assets........................     $5,157,101    $6,080,640  $9,763,683
                                           ==========    ==========  ==========
Outstanding shares....................        508,819       572,084     990,284
                                           ==========    ==========  ==========
Net asset value and redemption price
 per share............................         $10.14        $10.63       $9.86
                                           ==========    ==========  ==========
Maximum sales charge..................           5.50%         4.25%       4.25%
                                           ==========    ==========  ==========
Maximum offering price per share
 ($10.14/0.945,
 $10.63/0.9575, and $9.86/0.9575,
 respectively)........................         $10.73        $11.10      $10.30
                                           ==========    ==========  ==========

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                            STATEMENTS OF OPERATIONS
            FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                                                        ERNST
                                            ERNST GLOBAL     ERNST     GLOBAL
                                          ASSET ALLOCATION   ASIA     RESOURCES
                                              FUND (A)       FUND       FUND
                                          ---------------- ---------  ---------
INVESTMENT INCOME:
Interest income.........................      $ 58,905     $  29,361  $     --
Dividend income.........................         1,064        52,065    111,137
Foreign tax withholding.................           --         (5,139)    (4,238)
                                              --------     ---------  ---------
  Total Income..........................        59,969        76,287    106,899
                                              --------     ---------  ---------
EXPENSES:
Investment advisory fees................        27,293        29,296     50,549
Administration fees.....................         9,247        18,801     18,801
Distribution and shareholder service
 fees...................................         6,203         7,342     12,676
Custodian fees..........................         2,970         5,766      5,679
Legal and audit fees....................        11,970         7,659     16,824
Organization costs......................         1,440         5,519      5,612
Trustees' fees and expenses.............           180           183        273
Accounting and transfer agent fees......        13,841        27,569     26,930
Registration and filing fees............         3,420         2,380      3,112
Printing costs..........................         3,870         1,769      3,480
Other...................................           493           216        276
                                              --------     ---------  ---------
  Total expenses........................        80,927       106,500    144,212
Expenses voluntarily reduced............       (16,800)      (14,631)   (25,896)
                                              --------     ---------  ---------
  Net Expenses..........................        64,127        91,869    118,316
                                              --------     ---------  ---------
Net Investment Loss.....................        (4,158)      (15,582)   (11,417)
                                              --------     ---------  ---------
REALIZED AND UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses) from
 investment transactions................       (48,587)       (3,265)       --
Net realized gains (losses) from foreign
 currency transactions..................         5,962         1,230    (59,750)
Net change in unrealized appreciation
 (depreciation) from
 investments and futures................       117,535       (76,144)  (741,047)
Net change in unrealized appreciation
 (depreciation) from
 translation of assets and liabilities
 in foreign currencies..................           --        (46,153)    13,208
                                              --------     ---------  ---------
Net realized and unrealized gains
 (losses) from investments and
 foreign currencies.....................        74,910      (124,332)  (787,589)
                                              --------     ---------  ---------
Change in net assets resulting from
operations..............................      $ 70,752     $(139,914) $(799,006)
                                              ========     =========  =========

------
(a) For the period from July 2, 1996 (commencement of operations) through September 30, 1996.

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                            ERNST GLOBAL
                          ASSET ALLOCATION                              ERNST GLOBAL RESOURCES
                                FUND            ERNST ASIA FUND                  FUND
                          ---------------- -------------------------  --------------------------
                              JULY 2,       SIX MONTHS   DECEMBER 6,   SIX MONTHS   DECEMBER 11,
                              1996 TO          ENDED       1995 TO        ENDED       1995 TO
                           SEPTEMBER 30,   SEPTEMBER 30,  MARCH 31,   SEPTEMBER 30,  MARCH 31,
                              1996 (A)         1996       1996 (A)        1996        1996 (A)
                          ---------------- ------------- -----------  ------------- ------------
                            (UNAUDITED)     (UNAUDITED)                (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS
 Net investment loss....     $   (4,158)    $  (15,582)  $  (44,544)   $   (11,417) $   (18,294)
 Net realized gains
   (losses) from
   investment
   transactions.........        (48,587)        (3,265)     192,408            --         5,076
 Net realized gains
   (losses) from foreign
   currency
   transactions.........          5,962          1,230       37,884        (59,750)      (3,763)
 Net change in
   unrealized
   appreciation
   (depreciation) from
   investments and
   futures..............        117,535        (76,144)     331,135       (741,047)     237,875
 Net change in
   unrealized
   appreciation
   (depreciation) from
   translation of assets
   and liabilities in
   foreign currencies...            --         (46,153)      (6,930)        13,208       93,240
                             ----------     ----------   ----------    -----------  -----------
Change in net assets
 resulting from
 operations.............         70,752       (139,914)     509,953       (799,006)     314,134
                             ----------     ----------   ----------    -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income................            --         (43,094)         --             --           --
                             ----------     ----------   ----------    -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      5,086,349        367,084    5,355,155        106,168   10,142,690
 Dividends reinvested...            --          43,059          --             --           --
 Cost of shares
  redeemed..............            --         (11,603)         --            (303)         --
                             ----------     ----------   ----------    -----------  -----------
 Change in net assets
   from share
   transactions.........      5,086,349        398,540    5,355,155        105,865   10,142,690
                             ----------     ----------   ----------    -----------  -----------
 Change in net assets...      5,157,101        215,532    5,865,108       (693,141)  10,456,824
NET ASSETS:
 Beginning of period....            --       5,865,108          --      10,456,824          --
                             ----------     ----------   ----------    -----------  -----------
 End of period..........     $5,157,101     $6,080,640   $5,865,108    $ 9,763,683  $10,456,824
                             ==========     ==========   ==========    ===========  ===========
SHARE TRANSACTIONS:
 Issued.................        508,819         34,772      534,392         10,618      979,696
 Reinvested.............            --           4,024          --             --           --
 Redeemed...............            --          (1,104)         --             (30)         --
                             ----------     ----------   ----------    -----------  -----------
Change in shares........        508,819         37,692      534,392         10,588      979,696
                             ==========     ==========   ==========    ===========  ===========

------
(a) Period from commencement of operations.

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL ASSET ALLOCATION FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 U.S. TREASURY NOTES (37.2%):
  $500,000 5.88%, 2/15/04...........................................  $  477,968
   500,000 6.50%, 8/15/05...........................................     492,968
   500,000 6.88%, 5/15/06...........................................     505,781
   500,000 6.00%, 2/15/26...........................................     439,688
                                                                      ----------
   Total U.S. Treasury Notes                                           1,916,405
                                                                      ----------

 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 TIME DEPOSITS (61.8%):
 UNITED STATES (61.8%):
 $3,187,889 Union Bank of California, 4.42%,
             dated 9/30/96, due 10/1/96............................   $3,187,889
                                                                      ----------
   Total Time Deposits                                                 3,187,889
                                                                      ----------
   Total Investments (Cost--$5,107,156) (a)                           $5,104,294
                                                                      ==========

------
Percentages indicated are based on net assets of $5,157,101.
(a)Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation............. $ 5,145
    Unrealized depreciation.............  (8,007)
                                         -------
    Net unrealized depreciation......... $(2,862)
                                         =======

At September 30, 1996, the Fund's open futures contracts were as follows:

                                                      CURRENT
                                             OPENING  MARKET
   # OF                                     POSITIONS  VALUE
 CONTRACTS          CONTRACT TYPE             (000)    (000)
 --------- ------------------------------   --------- -------
           LONG CONTRACTS
     6     CAC Index, December 1996           $503     $498
     3     DAX Index, December 1996            515      525
    10     Hang Sang Index, December 1996      697      768
     2     S & P 500 Index, December 1996      672      691
     3     TOPIX, December 1996                414      437

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------  ---------
 COMMON STOCKS (64.2%):
 HONG KONG (26.4%):
 Banks (3.8%):
     8,400 Hong Kong & Shanghia Bank (b).............................  $ 155,877
    19,500 Wing Hang Bank............................................     73,128
                                                                       ---------
                                                                         229,005
                                                                       ---------
 Diversified (4.8%):
    17,000 Citi Pacific..............................................     76,943
    14,000 Hutchinson Whampoa, Ltd...................................     94,142
    13,500 Swire Pacific, "A"........................................    120,894
                                                                       ---------
                                                                         291,979
                                                                       ---------
 Hotels (0.8%):
    27,000 Hong Kong & Shanghai Hotel................................     48,707
                                                                       ---------
 Real Estate (10.8%):
    60,000 Amoy Properties (b).......................................     69,830
    27,000 Cheung Kong...............................................    207,746
    73,000 Henderson Investment, Ltd.................................     82,128
    16,000 Henderson Land............................................    137,075
    15,000 Sun Hung Kai Properties...................................    159,543
                                                                       ---------
                                                                         656,322
                                                                       ---------
 Transportation--Marine (1.2%):
    41,000 Hong Kong Ferry Holdings..................................     72,371
                                                                       ---------
 Utilities (5.0%):
    10,000 Asia Satellite Telecommunications (b).....................     26,445
    16,500 China Light & Power Co....................................     76,813
    22,000 Hong Kong Electric Holdings...............................     71,124
    73,000 Hong Kong Telecom.........................................    132,160
                                                                       ---------
                                                                         306,542
                                                                       ---------
   Total Hong Kong                                                     1,604,926
                                                                       ---------
 Automobiles (2.5%):
     4,000 Honda Motor Co............................................    100,561
     2,000 Toyota Motor Corp.........................................     51,178
                                                                       ---------
                                                                         151,739
                                                                       ---------

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------  ---------
 COMMON STOCKS, CONTINUED:
 JAPAN (22.8%):
 Banks (2.9%):
     6,000 Asahi Bank................................................  $  68,418
     5,000 Bank of Tokyo--Mitsubishi.................................    109,091
                                                                       ---------
                                                                         177,509
                                                                       ---------
 Electronic & Electrical Equipment (6.0%):
     5,000 Canon, Inc. (b)...........................................     98,316
     4,000 Daiichi Corp..............................................    104,153
     4,000 Matsushita Electric Industrial Co.........................     67,160
     7,000 Nichicon Corp.............................................     93,019
                                                                       ---------
                                                                         362,648
                                                                       ---------
 Engineering & Industrial Construction (1.2%):
     8,000 Amada (b).................................................     73,984
                                                                       ---------
 Heavy Machinery (0.8%):
     6,000 Komatsu...................................................     52,040
                                                                       ---------
 Insurance (1.7%):
     9,000 Tokio Marine & Fire Insurance (b).........................    106,667
                                                                       ---------
 Iron & Steel (1.4%):
    30,000 Sumitomo Metal (b)........................................     85,118
                                                                       ---------
 Machine Tools (1.2%):
     8,000 Makino Milling Machine (b)................................     71,470
                                                                       ---------
 Pharmaceuticals (1.8%):
     7,000 Daiichi Pharmaceuticals Co., Ltd..........................    110,617
                                                                       ---------
 Radio & Television (1.9%):
     7,000 Tokyo Broadcasting........................................    113,760
                                                                       ---------
 Textile Manufacturing (1.4%):
     6,000 Onward Kashiyama (b)......................................     84,040
                                                                       ---------
   Total Japan                                                         1,389,592
                                                                       ---------

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 COMMON STOCKS, CONTINUED:
 THE PHILIPPINES (1.6%):
 Banks (0.4%):
       900 Metro Bank & Trust.......................................  $   21,441
                                                                      ----------
 Diversified (0.3%):
    91,000 Solid Group, Inc. (b)....................................      20,465
                                                                      ----------
 Manufacturing (0.0%):
     1,000 La Tondena Distillers, Inc...............................       1,887
                                                                      ----------
 Real Estate (0.2%):
     8,614 Ayala Land, Inc. "B" (b).................................      10,507
     8,000 Filinvest Development Corp. (b)..........................       3,049
                                                                      ----------
                                                                          13,556
                                                                      ----------
 Retail (0.3%):
    85,000 Uniwide Holdings, Inc. (b)...............................      16,524
                                                                      ----------
 Utilities (0.4%):
     1,140 Manila Electric Co., "B" (b).............................       8,430
       250 Philippine Long Distance
            Telephone Co............................................      15,533
                                                                      ----------
                                                                          23,963
                                                                      ----------
   Total Philippines                                                      97,836
                                                                      ----------
 SOUTH KOREA (4.9%):
 Banks (1.3%):
     3,200 Kookmin Bank (GDR) (b)...................................      78,400
                                                                      ----------
 Electronic & Electrical (0.3%):
       380 Samsung Electronics (GDR) (b)(c).........................      19,285
                                                                      ----------
 Investment Funds--Closed End (0.8%):
         5 Korea Asia Fund (b)......................................      50,000
                                                                      ----------
 Oil & Gas Production (0.2%):
     1,973 Yukong, Ltd. (GDR) (b)...................................      12,660
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 SOUTH KOREA, CONTINUED:
 Steel (0.6%):
     1,658 Pohang Iron & Steel (ADR) (b)...........................   $   35,440
                                                                      ----------
 Telecommunications Equipment (0.6%):
    10,000 Korea Mobile Telecom (ADR) (b)..........................       35,483
                                                                      ----------
 Utilities (1.1%):
     3,481 Korea Electric Power Corp.
            (ADR) (b)..............................................       65,704
                                                                      ----------
   Total South Korea                                                     296,972
                                                                      ----------
 TAIWAN (8.5%):
 Investment Fund--Closed End (8.5%):
        25 Formosa Fund (IDR)......................................      221,250
        35 Taipei Fund (IDR).......................................      299,250
                                                                      ----------
   Total Taiwan                                                          520,500
                                                                      ----------
   Total Common Stocks                                                 3,909,826
                                                                      ----------
 WARRANTS (1.9%):
 TAIWAN (1.9%):
    20,000 BZW Taiwan Index Limited
            Warrants (b)...........................................      116,723
                                                                      ----------
   Total Warrants                                                        116,723
                                                                      ----------
 U.S. TREASURY BILLS (22.0%):
 1,340,000 10/24/96................................................    1,335,779
                                                                      ----------
   Total U.S. Treasury Bills                                           1,335,779
                                                                      ----------
 TIME DEPOSITS (7.5%):
 UNITED STATES (7.5%):
   453,382 State Street Bank & Trust, 5.13%,
            dated 9/30/96, due 10/1/96.............................      453,382
                                                                      ----------
   Total Time Deposits                                                   453,382
                                                                      ----------

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 INVESTMENT COMPANIES (1.2%):
 UNITED STATES (1.2%):
    70,520 Highmark Diversified Obligations Money Market Fund......   $   70,520
                                                                      ----------
   Total Investment Companies                                             70,520
                                                                      ----------
   Total Investments (Cost--$5,704,450) (a)                           $5,886,230
                                                                      ==========

------
Percentages indicated are based on net assets of $6,080,640.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............. $267,085
    Unrealized depreciation.............  (85,305)
                                         --------
    Net unrealized appreciation......... $181,780
                                         ========

(b) Represents non-income producing securities.
(c) Restricted security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
IDR--International Depository Receipt.

                       See notes to financial statements

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL RESOURCES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS (96.9%):
 AUSTRALIA (35.8%):
 Coal--Coking (4.5%):
   475,000 Savage Resources, Ltd. (b)..............................   $  443,487
                                                                      ----------
 Forestry, Metals & Minerals (2.7%):
    93,200 North, Ltd. (b).........................................      259,576
                                                                      ----------
 Gold Mining (5.5%):
   200,000 Centaur Mining & Exploration (b)........................      302,252
    39,600 Delta Gold, NL (b)......................................       87,731
    21,100 Newcrest Mining.........................................       73,458
    19,000 Plutonic Resources......................................       76,671
                                                                      ----------
                                                                         540,112
                                                                      ----------
 Metals--Diversified (1.6%):
   105,000 Pasminco, Ltd. (b)......................................      154,528
                                                                      ----------
 Metals--Fabrication (5.4%):
    23,475 CRA, Ltd................................................      352,910
    40,000 RGC, Ltd. (b)...........................................      178,186
                                                                      ----------
                                                                         531,096
                                                                      ----------
 Mining--Diversified (5.4%):
   150,000 Mount ISA Mining (b)....................................      182,775
    70,077 Normandy Mining, Ltd. (b)...............................       95,369
    38,500 Western Mining Corp.....................................      247,660
                                                                      ----------
                                                                         525,804
                                                                      ----------
 Oil & Gas Production (7.4%):
    80,200 Novus Petroleum (b).....................................      139,605
   260,300 Oil Search, Ltd. (b)....................................      323,355
    39,300 Woodside Petroleum (b)..................................      260,580
                                                                      ----------
                                                                         723,540
                                                                      ----------
 Oil, Gas, Metals & Mining (3.3%):
    24,800 The Broken Hill Proprietary Company, Ltd. (b)...........      317,886
                                                                      ----------
   Total Australia                                                     3,496,029
                                                                      ----------
 BRITAIN (4.8%):
 Metals & Minerals (4.8%):
    30,450 RTZ Corp................................................      465,820
                                                                      ----------
   Total Britain                                                         465,820
                                                                      ----------
 CANADA (5.8%):
 Metals--Diversified (1.9%):
     8,000 Cameco Corp.............................................      182,047
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 CANADA, CONTINUED:
 Metals & Minerals (3.9%):
    18,400 Cominco, Ltd............................................   $  378,188
                                                                      ----------
   Total Canada                                                          560,235
                                                                      ----------
 FRANCE (1.9%):
 Aluminum (1.9%):
     4,340 Pechiney Certs D'Invest.................................      184,573
                                                                      ----------
   Total France                                                          184,573
                                                                      ----------
 SOUTH AFRICA (1.5%):
 Metals & Minerals (1.5%):
    40,000 Gencorp, Ltd............................................      142,841
                                                                      ----------
   Total South Africa                                                    142,841
                                                                      ----------
 UNITED STATES (47.1%):
 Aluminum (15.6%):
    17,800 Alcan Aluminum..........................................      534,000
     9,300 Aluminum Company of America.............................      548,700
    38,200 Kaiser Aluminum (b).....................................      444,075
                                                                      ----------
                                                                       1,526,775
                                                                      ----------
 Copper Mining (10.7%):
    18,700 Freeport McMoran........................................      584,375
     7,200 Phelps Dodge Corp.......................................      461,700
                                                                      ----------
                                                                       1,046,075
                                                                      ----------
 Gold Mining (11.8%):
    19,110 Ashanti Goldfields Co., Ltd.............................      314,593
    20,073 Barrick Gold Corp.......................................      504,334
     7,100 Newmont Mining..........................................      335,475
                                                                      ----------
                                                                       1,154,402
                                                                      ----------
 Metals--Fabrication (2.4%):
     7,100 Alumax, Inc. (b)........................................      237,850
                                                                      ----------
 Metals & Minerals (0.9%):
     4,300 Cominco, Ltd............................................       87,613
                                                                      ----------
 Mining--Diversified (0.8%):
     1,700 Newmont Gold Co.........................................       80,538
                                                                      ----------
 Nickel & Cobalt Mining (4.9%):
    15,478 Inco, Ltd...............................................      475,949
                                                                      ----------
   Total United States                                                 4,609,202
                                                                      ----------
   Total Common Stocks                                                 9,458,700
                                                                      ----------

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL RESOURCES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------
 WARRANTS (0.1%):
 AUSTRALIA (0.1%):
    30,000 Savage Resources (b)........................................   $7,358
                                                                          ------
   Total Warrants                                                          7,358
                                                                          ------

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 TIME DEPOSITS (2.9%):
 UNITED STATES (2.9%):
  $278,411 Union Bank of California, 4.42%,
            dated 9/30/96, due 10/1/96.............................   $  278,411
                                                                      ----------
   Total Time Deposits                                                   278,411
                                                                      ----------
   Total Investments (Cost--$10,141,178)                              $9,744,469
                                                                      ==========

------
Percentages indicated are based on net assets of $9,763,683.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........... $ 391,851
    Unrealized depreciation...........  (788,560)
                                       ---------
    Net unrealized depreciation....... $(396,709)
                                       =========

(b) Represents non-income producing securities.

                       See notes to financial statements

THE COVENTRY GROUP
ERNST WORLD FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)

1.ORGANIZATION:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Ernst Global Asset Allocation Fund, the Ernst Asia Fund, and the Ernst Global Resources Fund (individually, a "Fund"; collectively, the "Funds"), each a series of the Group, commenced operations July 2, 1996, December 6, 1995, and December 11, 1995, respectively. Between the date of organization and the date of commencement of operations, the Funds earned no investment income and had no operations other than incurring organizational costs. Each Fund seeks long-term capital appreciation as its investment objective.

 The Group is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Sales of shares of the Funds may be made to the general public.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Portfolio securities for which market quotations are readily available are valued based on their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are not readily available, including restricted securities and securities purchased in private transactions are valued at their fair market value in the investment adviser's best judgment under the supervision of the Group's Board of Trustees. Investments in debt securities with remaining maturities of sixty days or less are valued based on amortized cost which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. Investments in foreign securities, currency holdings and other assets and liabilities of the Funds are valued based on quotations from the primary market in which they are traded and are translated from the local currency to U.S. dollars using current exchange rates. The differences between cost and market value of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)

   premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   FOREIGN INVESTMENTS:

   Investments in foreign securities are subject to certain risks that differ in some respects from investments in securities of domestic issuers. Such risks include trade balances and imbalances, related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividends, possible seizure, nationalization or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or the adoption of other foreign governmental laws and restrictions. Additional risks include the difficulty in obtaining or enforcing a court judgment abroad, restrictions on foreign investment in other jurisdictions, reduced levels of capital invested abroad, difficulties in transaction settlement, different accounting and financial standards and the possibility of price volatility and reduced liquidity in certain foreign markets.

   Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

   Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of each applicable countries' tax rules and rates.

   The accounting records of the Funds are maintained in U.S. dollars. Investment securities, other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated to U.S. dollars at the exchange rate on the dates of the transactions.

   The Funds isolate that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.


                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   In order to offset the risks associated with trading securities denominated in foreign currencies, the Funds may enter forward foreign currency exchange contracts ("forwards"), which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with the changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

   The Funds may also enter foreign currency options which give the Funds, as the option buyer, the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives the right, but not the obligation, to buy the currency, while a put option gives the right, but not the obligation, to sell the currency. The value of a call option rises if the underlying currency appreciates while the value of a put option rises if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against adverse movement in the value of the foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. If the value of the foreign currency option depreciated, the Fund would not have to exercise the option but could acquire or sell the foreign currency needed for settlement in the spot market.

   FUTURES CONTRACTS:

   The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. In addition, the Funds may enter into contracts for the future delivery of foreign currencies and futures contracts based on a specific foreign currency. At the time a Fund enters a futures contract, an amount of cash, U.S. Government securities or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing futures contracts, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are at least equal to the value of the instruments underlying the contract, or the Fund may cover its position by owning the instruments underlying the contract. Futures contracts are subject to risk that the interest rates, securities prices or foreign currency exchange rates may move in an unanticipated manner.

   OPTIONS TRANSACTIONS:

   In order to hedge investment positions and facilitate buying and selling securities, the Funds may purchase call and put options and may write covered call options on individual securities and futures contracts. By writing call options, the Funds receive a premium and become obligated during the term of

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)

   the option to sell securities at a set price if the option is exercised. The Funds will write only covered call options, thereby owning the underlying securities in the case of call options. To cover put options, the Funds will segregate cash or securities with a value at least equal to the exercise price. The risk in writing options is that the market value of the underlying securities could move in the opposite direction from what is anticipated. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   Upon writing a covered option, an amount equal to the premium is recorded by the Funds as an asset or liability. The liability is marked-to-market each day to reflect the current value of the option, resulting in unrealized appreciation or depreciation. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When options are exercised, the premium amount will be added to the proceeds from selling call options or subtracted from the cost of purchasing put options. For the period ended September 30, 1996, the Funds had no written option activity.

   WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:

   The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued or delayed-delivery transactions only for purposes of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are purchased for delivery beyond normal settlement dates at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for the securities nor earn income on them until they are received. The custodian will set aside sufficient cash or liquid securities in a separate account to make payment for the securities purchased. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared and paid quarterly for each Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each Fund.

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, organization costs, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)

   Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

   ORGANIZATION COSTS:

   All expenses in connection with the Funds' organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are being amortized over a period of two years commencing with the date of the initial public offering.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1996 are as follows:

                                                           PURCHASES    SALES
                                                           ---------- ----------
  Global Asset Allocation Fund (a)........................ $1,918,203        --
  Asia Fund...............................................  2,899,673 $2,637,681
  Global Resources Fund...................................  5,060,199    245,362

 ------
 (a) For the period from July 2, 1996 (commencement of operations) through September 30, 1996.

4.RELATED PARTY TRANSACTIONS:

 Ernst & Company ("Ernst") serves as investment adviser to the Funds. Under the terms of the investment advisory agreement, Ernst is entitled to receive fees computed daily and paid monthly, at an annual rate of 1.10% of the average daily net assets of the Global Asset Allocation Fund and 1.00% of the average daily net assets of the Asia Fund and the Global Resources Fund. Ernst supervises the investment management activities of the affiliated sub-advisers, National Mutual Funds Management (Global), Ltd., for the Global Asset Allocation Fund and the Global Resources Fund and Koeneman Capital Management Pte Ltd., Singapore for the Asia Fund. From its fees, Ernst pays to each sub-adviser 0.70% of the average daily net assets of the Global Asset Allocation Fund and 0.60% each of the average daily net assets of the Asia Fund and the Global Resources Fund.


                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves as administrator to the Group. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed based on an annual rate of 0.17% of the first $500 million of the Funds' average daily net assets, 0.13% of the next $200 million, 0.11% of the next $200 million, 0.07% of the next $100 million and 0.05% of the average daily net assets exceeding $1 billion. BISYS is entitled to a minimum annual fee of $37,500 per Fund.

 BISYS Ohio serves as transfer agent to the Funds. Pursuant to a Transfer Agency Agreement, BISYS Ohio is entitled to a minimum annual fee of $20,000 per Fund plus a specified amount per shareholder account. BISYS Ohio also serves as fund accountant to the Funds. Pursuant to a Fund Accounting Agreement, BISYS Ohio receives fees based on 0.03% of average daily net assets up to $500 million of each Fund. The fees are reduced on a sliding scale to 0.01% of average daily net assets in excess of $1 billion of each Fund. BISYS Ohio is entitled to a minimum annual fee of $40,000 per Fund.

 The Funds have adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 of the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. BISYS uses the fees to pay banks, broker-dealers and other institutions, including BISYS and its affiliates, for administrative and shareholder services and other similar services including distribution services in connection with the distribution of Fund shares. For the six months ended September 30, 1996, BISYS received $17,357 of commissions from sales of shares of the Funds all of which BISYS reallowed to dealers of the Funds' shares including $7,158 to affiliates of the Funds.

 Ernst and BISYS may periodically waive all or a portion of their fees to assist the Funds in maintaining competitive expense ratios, and may voluntarily reimburse the Funds if their operating expenses exceed statutory expense limitations imposed by certain states. Information regarding these transactions for the six months ended September 30, 1996 is as follows:

                                                                    DISTRIBUTION
                                                                        AND
                                                        INVESTMENT  SHAREHOLDER
                                                         ADVISORY    SERVICING
                                                           FEES         FEES
                                                        VOLUNTARILY VOLUNTARILY
                                                          REDUCED     REDUCED
                                                        ----------- ------------
  Global Asset Allocation Fund (a).....................   $13,689      $3,111
  Asia Fund............................................    14,631         --
  Global Resources Fund................................    25,896         --

 ------
 (a) For the period from July 2, 1996 (commencement of operations) through September 30, 1996.


                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 Ernst owns shares of each Fund, as of September 30, 1996, with aggregate values of $2,737,800, $5,348,536, and $9,545,159 of the Global Asset
 Allocation Fund, Asia Fund, and Global Resources Fund, respectively.

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 The Funds elected to pass the benefits of the foreign tax credit to shareholders for the period ended March 31, 1996. The following information is presented with respect to the election:

                                       GROSS INCOME FROM   INCOME TAXES PAID
                                       FOREIGN COUNTRIES TO FOREIGN COUNTRIES
                                       ----------------- -----------------------
                                       AMOUNT  PER SHARE  AMOUNT      PER SHARE
                                       ------- --------- ----------  -----------
  Asia Fund........................... $19,998  $0.037       $1,436       $0.003
  Global Resources Fund...............  42,445   0.043        2,276        0.002

 As of March 31, 1996, for federal income tax purposes, the Funds had no capital loss carryforwards available to offset future capital gains, if any.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                              FINANCIAL HIGHLIGHTS

                                                              ERNST GLOBAL
                                                            ASSET ALLOCATION
                                                                  FUND
                                                            -----------------
                                                                 JULY 2,
                                                                 1996 TO
                                                              SEPTEMBER 30,
                                                                1996 (A)
                                                            -----------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.......................         $10.00
                                                               -----------
INVESTMENT ACTIVITIES
 Net investment loss.......................................          (0.01)
 Net realized and unrealized gains from investments and
   foreign currencies......................................           0.15
                                                               -----------
  Total from Investment Activities.........................           0.14
                                                               -----------
NET ASSET VALUE, END OF PERIOD.............................         $10.14
                                                               ===========
Total Return (excludes sales charge).......................           1.40%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).........................         $5,157
 Ratio of expenses to average net assets*..................           2.58%(c)
 Ratio of net investment loss to average net assets*.......          (0.17)%(c)
 Portfolio Turnover........................................           0.00%

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio of expenses to average net assets would have been 3.26%, on an annualized basis, and the ratio of net investment loss to average net assets would have been (0.85%) on an annualized basis.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                             FINANCIAL HIGHLIGHTS

                                                   ERNST ASIA FUND
                                              ---------------------------
                                               SIX MONTHS     DECEMBER 6,
                                                  ENDED         1995 TO
                                              SEPTEMBER 30,    MARCH 31,
                                                  1996         1996 (A)
                                              -------------   -----------
                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........      $10.98         $10.00
                                                 -------        -------
INVESTMENT ACTIVITIES
 Net investment loss........................       (0.02)         (0.08)
 Net realized and unrealized gains (losses)
   from investments
   and foreign currencies...................       (0.25)          1.06
                                                 -------        -------
  Total from Investment Activities..........       (0.27)          0.98
                                                 -------        -------
Distributions to Shareholder from Net
Investment Income...........................       (0.08)           --
                                                 -------        -------
  Total Distributions.......................       (0.08)           --
                                                 -------        -------
NET ASSET VALUE, END OF PERIOD..............      $10.63         $10.98
                                                 =======        =======
Total Return (excludes sales charge)........        2.29%(b)       9.80%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)..........      $6,081         $5,865
 Ratio of expenses to average net assets*...        3.14%(c)       3.53%(c)
 Ratio of net investment loss to average net
   assets*..................................       (0.53)%(c)     (2.49)%(c)
 Portfolio Turnover.........................       54.36%         45.83%
 Average commission rate paid (d)...........     $0.0182        $0.0110

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio of expenses to average net assets would have been 3.64% on an annualized basis, and the ratio of net investment loss to average net assets would have been (1.03%), on an annualized basis.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                             FINANCIAL HIGHLIGHTS

                                                      ERNST GLOBAL
                                                     RESOURCES FUND
                                               ------------------------------
                                                SIX MONTHS,      DECEMBER 11,
                                                   ENDED           1995 TO
                                               SEPTEMBER 30,      MARCH 31,
                                                   1996            1996 (A)
                                               -------------     ------------
                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..........       $10.67         $10.00
                                                -----------        -------
INVESTMENT ACTIVITIES
 Net investment loss..........................        (0.01)         (0.02)
 Net realized and unrealized gains (losses)
   from investments
   and foreign currencies.....................        (0.80)          0.69
                                                -----------        -------
  Total from Investment Activities............        (0.81)          0.67
                                                -----------        -------
NET ASSET VALUE, END OF PERIOD................       $ 9.86         $10.67
                                                ===========        =======
Total Return (excludes sales charge)..........        (7.59)%(b)      6.70%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)............       $9,764        $10,457
 Ratio of expenses to average net assets*.....         2.34%(c)       3.54%(c)
 Ratio of net investment loss to average net
   assets*....................................        (0.23)%(c)     (1.11)%(c)
 Portfolio Turnover...........................         2.76%          0.00%
 Average commission rate paid (d).............      $0.0267        $0.0128

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio of expenses to average net assets would have been 2.85% on an annualized basis, and the ratio of net investment loss to average net assets would have been (0.74%), on an annualized basis.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

Results of Special Shareholder Meeting (Unaudited)

  On April 22, 1996, a special meeting of the shareholders of Coventry Group was held to consider the election of five Trustees. The results of such vote are as follows:

        NOMINEE               IN FAVOR    OPPOSED   ABSTAIN
        -------              ----------- --------- ---------
      Nancy E. Converse      202,251,129 1,230,319 1,084,021
      Walter B. Grimm        202,251,129 1,230,319 1,084,021
      Maurice G. Stark       202,251,129 1,230,319 1,084,021
      Michael M. VanBuskirk  202,251,129 1,230,319 1,084,021
      Chalmbers P. Wylie     202,251,129 1,230,319 1,084,021

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